UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015 (August 19, 2015)

CATALYST BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Littlefield Ave. South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

(650) 266–8674

Registrant’s telephone number, including area code

Targacept, Inc.

100 North Main Street, Suite 1510

Winston-Salem, North Carolina 27101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 4, 2015, Catalyst Biosciences, Inc., formerly known as “Targacept, Inc.” (the “Company”), filed an Amendment No. 1 on Form 8-K/A amending and restating in its entirety the Catalyst Biosciences, Inc. Form 8-K originally filed with the Securities and Exchange Commission on August 20, 2015 (together, the “Prior Filings”) and reporting, among other items, that on August 20, 2015, the Company completed its business combination with Catalyst Bio, Inc., formerly known as Catalyst Biosciences, Inc. (“Old Catalyst”).

This Amendment No. 2 on Form 8-K/A ( “Amendment No. 2”), amends the Prior Filings to provide (i) the historical audited and unaudited financial statements of Old Catalyst and (ii) the pro forma condensed combined financial information as required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively. Such financial information was excluded from the Prior Filings in reliance on the instructions to such Items.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of Old Catalyst as of and for the years ended December 31, 2014 and 2013, are filed herewith as Exhibit 99.2. The unaudited financial statements of Old Catalyst as of and for the six months ended June 30, 2015, are filed herewith as Exhibit 99.3. The consent of EisnerAmper LLP, Old Catalyst’s registered independent public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Old Catalyst as of and for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015 are filed herewith as Exhibit 99.4.

(d) Exhibits

Exhibit Number	Description

2.1(a)	Agreement and Plan of Merger dated as of March 5, 2015 by and among Targacept, Inc., Old Catalyst and Talos Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on March 6, 2015)

2.1(b)	Amendment No. 1 to Agreement and Plan of Merger by and among Targacept, Inc., Talos Merger Sub, Inc., and Old Catalyst dated May 6, 2015 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on May 12, 2015)

2.1(c)	Amendment No. 2 to Agreement and Plan of Merger by and among Targacept, Inc., Talos Merger Sub, Inc., and Old Catalyst dated May 13, 2015 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on May 14, 2015)

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on August 20, 2015, that this Amendment No. 2 amends)

4.1	Indenture, dated August 19, 2015, by and between Targacept, Inc. and American Stock Transfer and Trust Company, LLC (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K/A, as filed with the SEC on September 4, 2015, that this Amendment No. 2 amends)

4.2	Form of Global Security (incorporated by reference to Exhibit A the Indenture filed as Exhibit 4.1)

10.1	Escrow Agreement , dated August 19, 2015, by and between Targacept, Inc., American Stock Transfer and Trust Company, LLC, and Delaware Trust Company (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A, as filed with the SEC on September 4, 2015, that this Amendment No. 2 amends)

10.2*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to Amendment No. 3 to the Company’s Form S-1 (Reg. No. 333-131050), filed with the SEC on March 16, 2006)

10.35*	Offer Letter, executed February 21, 2006, by and between Old Catalyst and Dr. Nassim Usman (incorporated by reference to Exhibit 10.35 to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015)

10.36*	Offer Letter, executed December 1, 2003, by and between Old Catalyst and Dr. Edwin Madison (incorporated by reference to Exhibit 10.36 to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015

10.37(a)*	Letter Agreement, dated February 15, 2007, by and between Old Catalyst and Dr. Edwin Madison (incorporated by reference to Exhibit 10.37(a) to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015)

10.37(b)*	Amendment to Letter Agreement, dated September 24, 2008, by and between Old Catalyst and Dr. Edwin Madison (incorporated by reference to Exhibit 10.37(b) to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015)

10.37(c)*	Amendment Letter Agreement, dated February 12, 2013 by and between Old Catalyst and Dr. Edwin Madison (incorporated by reference to Exhibit 10.37(c) to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015)

10.39*	Offer Letter, dated March 30, 2015, by and between Old Catalyst and Fletcher Payne (incorporated by reference to Exhibit 10.39 to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015)

23.1	Consent of EisnerAmper LLP, Old Catalyst’s independent registered public accounting firm

99.1	Press release issued on August 20, 2015 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on August 20, 2015, that this Amendment No. 2 amends)

Exhibit Number	Description

99.2	Audited financial statements of Old Catalyst as of and for the years ended December 31, 2014 and 2013

99.3	Unaudited financial statements of Old Catalyst as of and for the six months ended June 30, 2015

99.4	Unaudited pro forma condensed financial information of the Company and Old Catalyst as of and for the year ended December 31, 2014 and for the six months ended June 30, 2015

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

*	Denotes management contract, compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: October 23, 2015	/s/ Nassim Usman, Ph.D.
Nassim Usman, Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1(a)	Agreement and Plan of Merger dated as of March 5, 2015 by and among Targacept, Inc., Old Catalyst and Talos Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on March 6, 2015)

2.1(b)	Amendment No. 1 to Agreement and Plan of Merger by and among Targacept, Inc., Talos Merger Sub, Inc., and Old Catalyst dated May 6, 2015 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on May 12, 2015)

2.1(c)	Amendment No. 2 to Agreement and Plan of Merger by and among Targacept, Inc., Talos Merger Sub, Inc., and Old Catalyst dated May 13, 2015 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on May 14, 2015)

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on August 20, 2015, that this Amendment No. 2 amends)

4.1	Indenture, dated August 19, 2015, by and between Targacept, Inc. and American Stock Transfer and Trust Company, LLC (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K/A, as filed with the SEC on September 4, 2015, that this Amendment No. 2 amends)

4.2	Form of Global Security (incorporated by reference to Exhibit A the Indenture filed as Exhibit 4.1)

10.1	Escrow Agreement , dated August 19, 2015, by and between Targacept, Inc., American Stock Transfer and Trust Company, LLC, and Delaware Trust Company (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A, as filed with the SEC on September 4, 2015, that this Amendment No. 2 amends)

10.2*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to Amendment No. 3 to the Company’s Form S-1 (Reg. No. 333-131050), filed with the SEC on March 16, 2006)

10.35*	Offer Letter, executed February 21, 2006, by and between Old Catalyst and Dr. Nassim Usman (incorporated by reference to Exhibit 10.35 to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015)

10.36*	Offer Letter, executed December 1, 2003, by and between Old Catalyst and Dr. Edwin Madison (incorporated by reference to Exhibit 10.36 to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015

10.37(a)*	Letter Agreement, dated February 15, 2007, by and between Old Catalyst and Dr. Edwin Madison (incorporated by reference to Exhibit 10.37(a) to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015)

Exhibit Number	Description

10.37(b)*	Amendment to Letter Agreement, dated September 24, 2008, by and between Old Catalyst and Dr. Edwin Madison (incorporated by reference to Exhibit 10.37(b) to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015)

10.37(c)*	Amendment Letter Agreement, dated February 12, 2013 by and between Old Catalyst and Dr. Edwin Madison (incorporated by reference to Exhibit 10.37(c) to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015)

10.39*	Offer Letter, dated March 30, 2015, by and between Old Catalyst and Fletcher Payne (incorporated by reference to Exhibit 10.39 to the Company’s Form S-4 (Reg. No. 333-204423), filed with the SEC on May 22, 2015)

23.1	Consent of EisnerAmper LLP, Old Catalyst’s independent registered public accounting firm

99.1	Press release issued on August 20, 2015 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on August 20, 2015, that this Amendment No. 2 amends)

99.2	Audited financial statements of Old Catalyst as of and for the years ended December 31, 2014 and 2013

99.3	Unaudited financial statements of Old Catalyst as of and for the six months ended June 30, 2015

99.4	Unaudited pro forma condensed financial information of the Company and Old Catalyst as of and for the year ended December 31, 2014 and for the six months ended June 30, 2015

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

*	Denotes management contract, compensatory plan or arrangement.